UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.   )

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US AIRWAYS GROUP, INC.
(Name Of Registrant As Specified In Its Charter)

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US AIRWAYS GROUP, INC. Stockholder Meeting to be held on 06/11/08 ** IMPORTANT NOTICE ** Proxy Material Available Regarding the Availability of Proxy Material • Notice and Proxy Statement • Annual Report You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting. PROXY MATERIAL — VIEW OR RECEIVE You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 05/28/08. US AIRWAYS GROUP, INC. 111 WEST RIO SALADO PARKWAY HOW TO VIEW MATERIAL VIA THE INTERNET TEMPE, AZ 85281 Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com HOW TO REQUEST A COPY OF MATERIAL 1) BY INTERNET — www.proxyvote.com 2) BY TELEPHONE — 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following R1UAR1 page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information How To Vote Meeting Type: Annual Vote In Person Meeting Date: 06/11/08 Many stockholder meetings have attendance Meeting Time: 9:30 A.M. local time requirements including, but not limited to, the For holders as of: 04/14/08 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material Meeting Location: for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to 111 West Rio Salado Parkway vote these shares. Tempe, AZ 85281 Vote By Internet To vote now by Internet, go to Meeting Directions: WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and For Meeting Directions Please Call: for electronic delivery of information up until 11:59 P.M. 480-693-0800 Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1UAR2

Voting items A ELECTION OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1. 1. Nominees to hold office until the 2011 Annual Meeting: 01 — Bruce R. Lakefield 02 — W. Douglas Parker B RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. 2. Ratify the appointment of KPMG LLP to serve as independent registered public accounting firm for the fiscal year ending December 31, 2008. C APPROVAL OF 2008 EQUITY INCENTIVE PLAN THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3. 3. Approve the US Airways Group, Inc. 2008 Equity Incentive Plan. D STOCKHOLDER PROPOSAL THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4. 4. Stockholder proposal relating to disclosure of political contributions. E STOCKHOLDER PROPOSAL THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5. 5. Stockholder proposal relating to preparation of corporate sustainability report. R1UAR3

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